Exhibit       99.1

HISTORICAL FINANCIAL INFORMATION

2017 by Quarter and Total Year - 5 periods

2018 by 1st Quarter - 1 period

GENERAL

∎	Non-GAAP Financial Information

∎	Discontinued Operations Reporting

∎	Important Note Regarding Financial Statements

∎	Assumptions

HISTORICAL FINANCIAL INFORMATION PRESENTED

Continuing Operations Statements and GAAP to Non-GAAP Reconciliations

∎	GAAP Statements of Continuing Operations Trend

∎	NON-GAAP Statements of Continuing Operations Trend

∎	Sales from Continuing Operations Trend

∎	Income from Continuing Operations Reconciliation Trend

∎	EBITDA from Continuing Operations Reconciliation Trend

Bridges To Previously Reported

∎	GAAP Statement of Operations Detail (6 periods)

∎	Statement of Continuing Operations GAAP to NON-GAAP Reconciliation Detail (6 periods)

∎	Sales GAAP to Non-GAAP Reconciliation (GAAP & Non-GAAP) (6 periods)

∎	Net Income GAAP to Non-GAAP Reconciliation (6 periods)

∎	EBITDA GAAP to Non-GAAP Reconciliation (6 periods)

NON-GAAP FINANCIAL INFORMATION

The Company uses non-GAAP financial measures, including the measures provided in this presentation, to describe its operating results as well as the effect of the divestiture of the AS&O business which closed on July 2, 2018. Our management team believes that the presentation of these measures provides useful information to investors and that these measures may assist investors in evaluating the Company’s operations period over period. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.

Non-GAAP measures include the net impact of the Long-term Supply Agreements (“LSA”) entered into between the Company and Viant (formerly MedPlast LLC) as of the closing of the divestiture of the Advanced Surgical and Orthopedic product lines. These long term supply agreements govern the sale of products supplied by Viant to the Company for further resale to customers and by the Company to Viant for further resale to customers.

DISCONTINUED OPERATIONS REPORTING

For disposal transactions, a component of an entity that is anticipated to be sold in the future is reported in discontinued operations after it meets the criteria for held-for-sale classification, and if the disposition represents a strategic shift that has (or will have) a major effect on the entity’s operations and financial results. Integer evaluated the quantitative and qualitative factors related to the sale of the AS&O business and concluded that it met the held-for-sale criteria and discontinued operations presentation. The AS&O business financial results are reported within Discontinued Operations in these financial statements.

Interest expense from discontinued operations was computed using the actual weighted average interest rate on the respective debt for the period presented assuming $548 million of cash proceeds from the AS&O sale were used to first redeem all of the Company’s outstanding 9.125% Senior Notes due 2023, second to repay the outstanding balance of the Company’s revolving credit loans outstanding during the period presented, and third, to use the remaining net cash proceeds to prepay the Company’s outstanding Term B loans.

IMPORTANT NOTE REGARDING PRO FORMA FINANCIAL STATEMENTS

These financial statements will not agree to the pro forma financial statements filed by the Company on Form 8-K on July 9, 2018, in connection with the AS&O divestiture as those statements adjust for the pro forma effects in accordance with Article 11 of Regulation S-X. These statements were prepared using the assumptions described herein under the caption Assumptions.

The following financial statements are based on information currently available and have been prepared using certain assumptions and estimates. These unaudited financial statements are intended for informational purposes only, and do not purport to represent what Integer’s financial position and results of operations actually would have been had the AS&O divestiture occurred on the dates indicated, or to project Integer’s financial position or results of operations for any future date or period.

ASSUMPTIONS

∎	The following slides present results as if the Integer divestiture of the AS&O business occurred at the beginning of Fiscal Year 2017.

∎

Income tax provision (benefit) for adjusted amounts were computed using the applicable statutory income tax rates in effect in the respective tax jurisdications during the periods presented. These rates do not reflect our effective tax rate, which include other items and may be significantly different than the rates assumed for purposes of preparing the adjusted financial statements for a variety of factors.

∎

Adjusted amounts do not reflect the impact of the transition services agreement entered into with Viant to provide certain corporate services (including accounting, payroll, and information technology services) for a period of up to one year from the date of the closing to facilitate an orderly transfer of business operations. Viant will pay Integer for these services, which payments will vary in amount and length of time as specified in the transition services agreement. As there is no continuing impact on Integer’s results of operations from these transition services, no adjustments were made to the consolidated statements of operations set forth herein.

GAAP STATEMENTS OF CONTINUING OPERATIONS SUMMARY

	2017					2018
	Q1	Q2	Q3	Q4	FY	Q1

Sales	$266,736	$280,916	$286,168	$302,260	$1,136,080	$292,426
Cost of sales	184,708	191,741	196,982	208,639	782,070	208,894

Gross profit	82,028	89,175	89,186	93,621	354,010	83,532
Operating expenses:
Selling, general and administrative expenses	34,794	35,146	35,064	38,069	143,073	36,429
Research, development and engineering costs	11,637	11,240	12,227	13,746	48,850	13,276
Other operating expenses	11,694	6,727	6,069	11,948	36,438	3,784

Total operating expenses	58,125	53,113	53,360	63,763	228,361	53,489
Operating income	23,903	36,062	35,826	29,858	125,649	30,043
Interest expense	18,367	15,058	15,808	14,739	63,972	15,595
(Gain) loss on cost and equity investments, net	398	4,427	(1,906)	(1,354)	1,565	(4,970)
Other loss, net	1,401	6,763	2,490	199	10,853	960

Income before taxes	3,737	9,814	19,434	16,274	49,259	18,458
Provision (benefit) for income taxes	789	255	(448)	(38,424)	(37,828)	5,374

Income from continuing operations	$2,948	$9,559	$19,882	$54,698	$87,087	$13,084

Basic earnings per share	$0.10	$0.31	$0.63	$1.73	$2.77	$0.41
Diluted earnings per share	$0.09	$0.30	$0.62	$1.69	$2.72	$0.40

NON-GAAP STATEMENTS OF CONTINUING OPERATIONS SUMMARY

	2017					2018
	Q1	Q2	Q3	Q4	FY	Q1

Sales	$265,256	$280,242	$284,564	$300,692	$1,130,754	$291,731
Cost of sales	182,648	190,062	195,042	206,781	774,533	207,319

Gross profit	82,608	90,180	89,522	93,911	356,221	84,412
Gross margin	31%	32%	31%	31%	32%	29%
Operating expenses:
Selling, general and administrative	28,205	27,981	27,107	30,565	113,858	29,210
SG&A as a % of sales	11%	10%	10%	10%	43%	11%
Research, development and engineering	11,501	11,104	12,090	13,610	48,305	13,237
RD&E as a % of sales	4%	4%	4%	5%	18%	5%
Other operating expenses	-	-	-	-	-	-

Total operating expenses	39,706	39,085	39,197	44,175	162,163	42,447
Operating income	42,902	51,095	50,325	49,736	194,058	41,965
Operating margin	16%	18%	18%	17%	73%	16%
Interest expense	16,808	14,123	15,030	14,487	60,448	14,538
Loss on cost and equity investments, net	-	-	-	-	-	-
Other (income) loss, net	1,401	6,763	2,490	199	10,853	960

Income (loss) before taxes	24,693	30,209	32,805	35,050	122,757	26,467
Provision for income taxes	7,333	6,542	3,385	6,384	23,644	6,048
Effective tax rate	30%	22%	10%	18%	19%	23%

Income from continuing operations	$17,360	$23,667	$29,420	$28,666	$99,113	$20,419

Diluted earnings per share	$0.55	$0.74	$0.91	$0.89	$3.09	$0.63

SALES FROM CONTINUING OPERATIONS SUMMARY

	2017					2018
	Q1	Q2	Q3	Q4	FY	Q1

GAAP

Medical
Cardio & Vascular	$123,484	$130,718	$137,712	$138,917	$530,831	$136,863
Cardiac & Neuromodulation	103,755	106,173	101,612	116,735	428,275	108,910
Advanced Surgical, Orthopedics & Portable Medical	28,151	28,282	31,715	31,858	120,006	33,941

Total Medical	255,390	265,173	271,039	287,510	1,079,112	279,714
Non-Medical	11,346	15,743	15,129	14,750	56,968	12,712

Total sales	$266,736	$280,916	$286,168	$302,260	$1,136,080	$292,426

NON-GAAP

Medical
Cardio & Vascular	$123,486	$130,717	$137,696	$138,905	$530,804	$136,852
Cardiac & Neuromodulation	103,753	106,173	101,612	116,735	428,273	108,910
Advanced Surgical, Orthopedics & Portable Medical	26,671	27,609	30,127	30,302	114,709	33,257

Total Medical	253,910	264,499	269,435	285,942	1,073,786	279,019
Non-Medical	11,346	15,743	15,129	14,750	56,968	12,712

Total sales	$265,256	$280,242	$284,564	$300,692	$1,130,754	$291,731

INCOME FROM CONTINUING OPERATIONS GAAP TO NON-GAAP RECONCILIATION SUMMARY

	2017					2018
	Q1	Q2	Q3	Q4	FY	Q1

Income from continuing operations (GAAP)	$2,948	$9,559	$19,882	$54,698	$87,087	$13,084
Adjustments:
Amortization of intangibles	7,018	7,084	7,103	7,117	28,322	8,397
Depreciation on held for sale assets	-	-	-	-	-	-
IP related litigation (SG&A)	245	595	1,128	876	2,844	254
Strategic reorganization and alignment (OOE)	-	-	-	3,829	3,829	1,627
Manufacturing alignment to support growth (OOE)	-	-	-	-	-	369
Consolidation and optimization expenses (OOE)	1,867	2,028	2,630	3,733	10,258	455
Acquisition and integration expenses (OOE)	3,133	2,037	1,106	926	7,202	-
Asset dispositions, severance and other (OOE)	2,928	670	546	356	4,500	470
(Gain) loss on cost/equity method investments	259	2,877	(1,239)	(880)	1,017	(3,926)
Loss on extinguishment of debt	1,013	608	506	164	2,291	835
LSA adjustments	(2,051)	(1,791)	(2,242)	(2,347)	(8,431)	(2,240)
Tax adjustments	-	-	-	(39,806)	(39,806)	1,094

Adjusted income from continuing operations (Non-GAAP)	$17,360	$23,667	$29,420	$28,666	$99,113	$20,419

Diluted earnings per share	$0.55	$0.74	$0.91	$0.89	$3.09	$0.63

EBITDA FROM CONTINUING OPERATIONS GAAP TO NON-GAAP RECONCILIATION SUMMARY

	2017					2018
EBITDA and Adjusted EBITDA Reconciliation	Q1	Q2	Q3	Q4	FY	Q1

Income from continuing operations (GAAP)	$2,948	$9,559	$19,882	$54,698	$87,087	$13,084
Adjustments:
Interest expense	18,367	15,058	15,808	14,739	63,972	15,595
Provision (benefit) for income taxes	789	255	(448)	(38,424)	(37,828)	5,374
Depreciation	9,370	9,358	9,534	9,815	38,077	9,963
Amortization	10,083	10,147	10,145	10,193	40,568	10,653
EBITDA from continuing operations	41,557	44,377	54,921	51,021	191,876	54,669
IP related litigation	377	915	1,735	1,348	4,375	321
Stock-based compensation (excluding OOE)	2,173	2,902	2,041	4,167	11,283	2,979
Strategic reorganization and alignment	-	-	-	5,891	5,891	2,054
Manufacturing alignment to support growth	-	-	-	-	-	513
Consolidation and optimization expenses	2,347	2,729	2,979	4,880	12,803	575
Acquisition and integration expenses	4,820	2,970	2,267	813	10,870	-
Asset dispositions, severance and other	4,527	1,028	823	364	6,874	642
Non-cash (gain) loss on cost/equity method investments	398	4,427	(992)	(868)	2,965	(4,970)
LSA adjustments	(3,155)	(2,756)	(3,450)	(3,611)	(12,972)	(2,836)
Adjusted EBITDA from continuing operations (Non-GAAP)	$53,044	$56,592	$60,324	$64,005	$233,965	$53,947

GAAP STATEMENTS OF OPERATIONS 2017 Q1

	(a)	LESS:
	Total	Discontinued	Continuing
	Operations	Operations	Operations

Sales	$345,413	$78,677	$266,736
Cost of sales	254,187	69,479	184,708

Gross profit	91,226	9,198	82,028
Operating expenses:
Selling, general and administrative expenses	39,499	4,705	34,794
Research, development and engineering costs	13,411	1,774	11,637
Other operating expenses	11,771	77	11,694

Total operating expenses	64,681	6,556	58,125
Operating income	26,545	2,642	23,903
Interest expense	28,893	10,526	18,367
Loss on cost and equity investments, net	398	-	398
Other loss, net	1,449	48	1,401

Income (loss) before taxes	(4,195)	(7,932)	3,737
Provision (benefit) for income taxes	144	(645)	789

Net loss (income)	$(4,339)	$(7,287)	$2,948

Basic earnings (loss) per share	$(0.14)	(0.23)	$0.10
Diluted earnings (loss) per share	$(0.14)	(0.23)	$0.09

Weighted average shares outstanding - Basic	31,016	31,016	31,016
Weighted average shares outstanding - Diluted	31,016	31,685	31,685

(a)	As previously reported in SEC filings prior to July 2018.

GAAP STATEMENTS OF OPERATIONS 2017 Q2

	(a)	LESS:
	Total	Discontinued	Continuing
	Operations	Operations	Operations

Sales	$362,719	$81,803	$280,916
Cost of sales	263,447	71,706	191,741

Gross profit	99,272	10,097	89,175
Operating expenses:
Selling, general and administrative expenses	39,724	4,578	35,146
Research, development and engineering costs	12,889	1,649	11,240
Other operating expenses	6,920	193	6,727

Total operating expenses	59,533	6,420	53,113
Operating income	39,739	3,677	36,062
Interest expense	25,647	10,589	15,058
Loss on cost and equity investments, net	4,427	-	4,427
Other (income) loss, net	5,549	(1,214)	6,763

Income (loss) before taxes	4,116	(5,698)	9,814
Provision for income taxes	1,126	871	255

Net income (loss)	$2,990	$(6,569)	$9,559

Basic earnings (loss) per share	$0.10	(0.21)	$0.31
Diluted earnings (loss) per share	$0.09	(0.21)	$0.30

Weighted average shares outstanding - Basic	31,302	31,302	31,302
Weighted average shares outstanding - Diluted	31,982	31,982	31,982

(a)	As previously reported in SEC filings prior to July 2018.

GAAP STATEMENTS OF OPERATIONS 2017 Q3

	(a)	LESS:
	Total	Discontinued	Continuing
	Operations	Operations	Operations

Sales	$363,308	$77,140	$286,168
Cost of sales	265,073	68,091	196,982

Gross profit	98,235	9,049	89,186
Operating expenses:
Selling, general and administrative expenses	39,733	4,669	35,064
Research, development and engineering costs	13,607	1,380	12,227
Other operating expenses	6,264	195	6,069

Total operating expenses	59,604	6,244	53,360
Operating income	38,631	2,805	35,826
Interest expense	26,485	10,677	15,808
Gain on cost and equity investments, net	(1,906)	-	(1,906)
Other (income) loss, net	2,062	(428)	2,490

Income (loss) before taxes	11,990	(7,444)	19,434
Benefit for income taxes	(1,700)	(1,252)	(448)

Net income (loss)	$13,690	$(6,192)	$19,882

Basic earnings (loss) per share	$0.43	(0.20)	$0.63
Diluted earnings (loss) per share	$0.43	(0.19)	$0.62

Weighted average shares outstanding - Basic	31,594	31,594	31,594
Weighted average shares outstanding - Diluted	32,173	32,173	32,173

(a)	As previously reported in SEC filings prior to July 2018.

GAAP STATEMENTS OF OPERATIONS 2017 Q4

	(a) Total Operations	LESS: Discontinued Operations	Continuing Operations

Sales	$390,481	$88,221	$302,260
Cost of sales	285,663	77,024	208,639

Gross profit	104,818	11,197	93,621
Operating expenses:
Selling, general and administrative expenses	42,617	4,548	38,069
Research, development and engineering costs	15,340	1,594	13,746
Other operating expenses	12,337	389	11,948

Total operating expenses	70,294	6,531	63,763
Operating income	34,524	4,666	29,858
Interest expense	25,435	10,696	14,739
Gain on cost and equity investments, net	(1,354)	-	(1,354)
Other loss, net	527	328	199

Income (loss) before taxes	9,916	(6,358)	16,274
Benefit for income taxes	(44,422)	(5,998)	(38,424)

Net income (loss)	$54,338	$(360)	$54,698

Basic earnings (loss) per share	$1.71	(0.01)	$1.73
Diluted earnings (loss) per share	$1.68	(0.01)	$1.69

Weighted average shares outstanding - Basic	31,698	31,698	31,698
Weighted average shares outstanding - Diluted	32,383	32,383	32,383

(a)	As previously reported in SEC filings prior to July 2018.

GAAP STATEMENTS OF OPERATIONS 2017 FISCAL YEAR

	(a) Total Operations	LESS: Discontinued Operations	Continuing Operations

Sales	$1,461,921	$325,841	$1,136,080
Cost of sales	1,068,370	286,300	782,070

Gross profit	393,551	39,541	354,010
Operating expenses:
Selling, general and administrative expenses	161,573	18,500	143,073
Research, development and engineering costs	55,247	6,397	48,850
Other operating expenses	37,292	854	36,438

Total operating expenses	254,112	25,751	228,361
Operating income	139,439	13,790	125,649
Interest expense	106,460	42,488	63,972
Loss on cost and equity investments, net	1,565	-	1,565
Other (income) loss, net	9,587	(1,266)	10,853

Income (loss) before taxes	21,827	(27,432)	49,259
Benefit for income taxes	(44,852)	(7,024)	(37,828)

Net income (loss)	$66,679	$(20,408)	$87,087

Basic earnings (loss) per share	$2.12	(0.65)	$2.77
Diluted earnings (loss) per share	$2.09	(0.64)	$2.72

Weighted average shares outstanding - Basic	31,402	31,402	31,402
Weighted average shares outstanding - Diluted	31,888	32,056	32,056

(a)	As previously reported in SEC filings prior to July 2018.

GAAP STATEMENTS OF OPERATIONS 2018 Q1

	(a) Total Operations	LESS: Discontinued Operations	Continuing Operations

Sales	$381,745	$89,319	$292,426
Cost of sales	285,975	77,081	208,894

Gross profit	95,770	12,238	83,532
Operating expenses:
Selling, general and administrative expenses	41,238	4,809	36,429
Research, development and engineering costs	14,538	1,262	13,276
Other operating expenses	5,277	1,493	3,784

Total operating expenses	61,053	7,564	53,489
Operating income	34,717	4,674	30,043
Interest expense	26,445	10,850	15,595
Gain on cost and equity investments, net	(4,970)	-	(4,970)
Other loss, net	1,033	73	960

Income (loss) before taxes	12,209	(6,249)	18,458
Provision (benefit) for income taxes	4,091	(1,283)	5,374

Net income (loss)	$8,118	$(4,966)	$13,084

Basic earnings (loss) per share	$0.25	(0.16)	$0.41
Diluted earnings (loss) per share	$0.25	(0.15)	$0.40

Weighted average shares outstanding - Basic	31,902	31,902	31,902
Weighted average shares outstanding - Diluted	32,423	32,423	32,423

(a)	As previously reported in SEC filings prior to July 2018.

STATEMENT OF CONTINUING OPERATIONS GAAP TO NON-GAAP RECONCILIATION 2017 Q1

	GAAP	Adjustments							Non-GAAP

	Continuing Operations	LSA adjustment	Amortization of intangibles	IP related litigation	Consolidation and optimization	Acquisition and integration	Asset dispositions, severance and other	Debt / investment related charges	Adjusted Continuing Operations

Sales	$266,736	$(1,480)	$-	$-	$-	$-	$-	$-	$265,256
Cost of sales	184,708	1,675	(3,735)	-	-	-	-	-	182,648

Gross profit (loss)	82,028	(3,155)	3,735	-	-	-	-	-	82,608
Gross margin	31%	-1%	1%	0%	0%	0%	0%	0%	31%
Operating expenses:
Selling, general and administrative	34,794	-	(6,212)	(377)	-	-	-	-	28,205
SG&A as a % of sales	13%	0%	-2%	0%	0%	0%	0%	0%	11%
Research, development and engineering	11,637	-	(136)	-	-	-	-	-	11,501
RD&E as a % of sales	4%	0%	0%	0%	0%	0%	0%	0%	4%
Other operating expenses	11,694	-	-	-	(2,347)	(4,820)	(4,527)	-	-

Total operating expenses	58,125	-	(6,348)	(377)	(2,347)	(4,820)	(4,527)	-	39,706
Operating income (loss)	23,903	(3,155)	10,083	377	2,347	4,820	4,527	-	42,902
Operating margin	9%	-1%	4%	0%	1%	2%	2%	0%	16%
Interest expense	18,367	-	-	-	-	-	-	(1,559)	16,808
Loss (gain) on cost and equity investments, net	398	-	-	-	-	-	-	(398)	-
Other loss, net	1,401	-	-	-	-	-	-	-	1,401

Income (loss) before taxes	3,737	(3,155)	10,083	377	2,347	4,820	4,527	1,957	24,693
Provision (benefit) for income taxes	789	(1,104)	3,065	132	480	1,687	1,599	685	7,333
Effective tax rate	21%	35%	30%	35%	20%	35%	35%	35%	30%

Net income (loss)	$2,948	$(2,051)	$7,018	$245	$1,867	$3,133	$2,928	$1,272	$17,360

Diluted earnings (loss) per share	$0.09	$(0.06)	$0.22	$0.01	$0.06	$0.10	$0.09	$0.04	$0.55

Weighted average shares - Diluted	31,685	31,685	31,685	31,685	31,685	31,685	31,685	31,685	31,685

STATEMENT OF CONTINUING OPERATIONS GAAP TO NON-GAAP RECONCILIATION 2017 Q2

	GAAP	Adjustments							Non-GAAP
	Continuing Operations	LSA adjustment	Amortization of intangibles	IP related litigation	Consolidation and optimization	Acquisition and integration	Asset dispositions, severance and other	Debt / investment related charges	Adjusted Continuing Operations

Sales	$280,916	$(674)	$-	$-	$-	$-	$-	$-	$280,242
Cost of sales	191,741	2,082	(3,761)	-	-	-	-	-	190,062
Gross profit (loss)	89,175	(2,756)	3,761	-	-	-	-	-	90,180
Gross margin	32%	-1%	1%	0%	0%	0%	0%	0%	32%
Operating expenses:
Selling, general and administrative	35,146	-	(6,250)	(915)	-	-	-	-	27,981
SG&A as a % of sales	13%	0%	-2%	0%	0%	0%	0%	0%	10%
Research, development and engineering	11,240	-	(136)	-	-	-	-	-	11,104
RD&E as a % of sales	4%	0%	0%	0%	0%	0%	0%	0%	4%
Other operating expenses	6,727	-	-	-	(2,729)	(2,970)	(1,028)	-	-
Total operating expenses	53,113	-	(6,386)	(915)	(2,729)	(2,970)	(1,028)	-	39,085
Operating income (loss)	36,062	(2,756)	10,147	915	2,729	2,970	1,028	-	51,095
Operating margin	13%	-1%	4%	0%	1%	1%	0%	0%	18%
Interest expense	15,058	-	-	-	-	-	-	(935)	14,123
Loss (gain) on cost and equity investments, net	4,427	-	-	-	-	-	-	(4,427)	-
Other loss, net	6,763	-	-	-	-	-	-	-	6,763
Income (loss) before taxes	9,814	(2,756)	10,147	915	2,729	2,970	1,028	5,362	30,209
Provision (benefit) for income taxes	255	(965)	3,063	320	701	933	358	1,877	6,542
Effective tax rate	3%	35%	30%	35%	26%	31%	35%	35%	22%
Net income (loss)	$9,559	$(1,791)	$7,084	$595	$2,028	$2,037	$670	$3,485	$23,667

Diluted earnings (loss) per share	$0.30	$(0.06)	$0.22	$0.02	$0.06	$0.06	$0.02	$0.11	$0.74

Weighted average shares - Diluted	31,982	31,982	31,982	31,982	31,982	31,982	31,982	31,982	31,982

STATEMENT OF CONTINUING OPERATIONS GAAP TO NON-GAAP RECONCILIATION 2017 Q3

	GAAP	Adjustments							Non-GAAP
	Continuing Operations	LSA adjustment	Amortization of intangibles	IP related litigation	Consolidation and optimization	Acquisition and integration	Asset dispositions, severance and other	Debt / investment related charges	Adjusted Continuing Operations

Sales	$286,168	$(1,604)	$-	$-	$-	$-	$-	$-	$284,564
Cost of sales	196,982	1,846	(3,786)	-	-	-	-	-	195,042
Gross profit (loss)	89,186	(3,450)	3,786	-	-	-	-	-	89,522
Gross margin	31%	-1%	1%	0%	0%	0%	0%	0%	31%
Operating expenses:
Selling, general and administrative	35,064	-	(6,222)	(1,735)	-	-	-	-	27,107
SG&A as a % of sales	12%	0%	-2%	-1%	0%	0%	0%	0%	10%
Research, development and engineering	12,227	-	(137)	-	-	-	-	-	12,090
RD&E as a % of sales	4%	0%	0%	0%	0%	0%	0%	0%	4%
Other operating expenses	6,069	-	-	-	(2,979)	(2,267)	(823)	-	-
Total operating expenses	53,360	-	(6,359)	(1,735)	(2,979)	(2,267)	(823)	-	39,197
Operating income (loss)	35,826	(3,450)	10,145	1,735	2,979	2,267	823	-	50,325
Operating margin	13%	-1%	4%	1%	1%	1%	0%	0%	18%
Interest expense	15,808	-	-	-	-	-	-	(778)	15,030
Loss (gain) on cost and equity investments, net	(1,906)	-	-	-	-	-	-	1,906	-
Other loss, net	2,490	-	-	-	-	-	-	-	2,490
Income (loss) before taxes	19,434	(3,450)	10,145	1,735	2,979	2,267	823	(1,128)	32,805
Provision (benefit) for income taxes	(448)	(1,208)	3,042	607	349	1,161	277	(395)	3,385
Effective tax rate	-2%	35%	30%	35%	12%	51%	34%	35%	10%
Net income (loss)	$19,882	$(2,242)	$7,103	$1,128	$2,630	$1,106	$546	$(733)	$29,420

Diluted earnings (loss) per share	$0.62	$(0.07)	$0.22	$0.04	$0.08	$0.03	$0.02	$(0.02)	$0.91

Weighted average shares - Diluted	32,173	32,173	32,173	32,173	32,173	32,173	32,173	32,173	32,173

STATEMENT OF CONTINUING OPERATIONS GAAP TO NON-GAAP RECONCILIATION 2017 Q4

	GAAP	Adjustments									Non-GAAP
	Continuing Operations	LSA adjustment	Amortization of intangibles	IP related litigation	Strategic reorganization and alignment	Consolidation and optimization	Acquisition and integration	Asset dispositions, severance and other	Debt / investment related charges	Tax Adjustment	Adjusted Continuing Operations

Sales	$302,260	$(1,568)	$-	$-	$-	$-	$-	$-	$-	$-	$300,692
Cost of sales	208,639	2,043	(3,901)	-	-	-	-	-	-	-	206,781
Gross profit (loss)	93,621	(3,611)	3,901	-	-	-	-	-	-	-	93,911
Gross margin	31%	-1%	1%	0%	0%	0%	0%	0%	0%	0%	31%
Operating expenses:
Selling, general and administrative	38,069	-	(6,156)	(1,348)	-	-	-	-	-	-	30,565
SG&A as a % of sales	13%	0%	-2%	0%	0%	0%	0%	0%	0%	0%	10%
Research, development and engineering	13,746	-	(136)	-	-	-	-	-	-	-	13,610
RD&E as a % of sales	5%	0%	0%	0%	0%	0%	0%	0%	0%	0%	5%
Other operating expenses	11,948	-	-	-	(5,891)	(4,880)	(813)	(364)	-	-	-
Total operating expenses	63,763	-	(6,292)	(1,348)	(5,891)	(4,880)	(813)	(364)	-	-	44,175
Operating income (loss)	29,858	(3,611)	10,193	1,348	5,891	4,880	813	364	-	-	49,736
Operating margin	10%	-1%	3%	0%	2%	2%	0%	0%	0%	0%	17%
Interest expense	14,739	-	-	-	-	-	-	-	(252)	-	14,487
Loss (gain) on cost and equity investments, net	(1,354)	-	-	-	-	-	-	-	1,354	-	-
Other loss, net	199	-	-	-	-	-	-	-	-	-	199
Income (loss) before taxes	16,274	(3,611)	10,193	1,348	5,891	4,880	813	364	(1,102)	-	35,050
Provision (benefit) for income taxes	(38,424)	(1,264)	3,076	472	2,062	1,147	(113)	8	(386)	39,806	6,384
Effective tax rate	-236%	35%	30%	35%	0%	24%	-14%	2%	35%		18%
Net income (loss)	$54,698	$(2,347)	$7,117	$876	$3,829	$3,733	$926	$356	$(716)	$(39,806)	$28,666

Diluted earnings (loss) per share	$1.69	$(0.07)	$0.22	$0.03	$0.12	$0.12	$0.03	$0.01	$(0.02)	$(1.23)	$0.89

Weighted average shares - Diluted	32,383	32,383	32,383	32,383	32,383	32,383	32,383	32,383	32,383	32,383	32,383

STATEMENT OF CONTINUING OPERATIONS GAAP TO NON-GAAP RECONCILIATION 2017 FISCAL YEAR

	GAAP	Adjustments									Non-GAAP
	Continuing Operations	LSA adjustment	Amortization of intangibles	IP related litigation	Strategic reorganization and alignment	Consolidation and optimization	Acquisition and integration	Asset dispositions, severance and other	Debt / investment related charges	Tax Adjustment	Adjusted Continuing Operations

Sales	$1,136,080	$(5,326)	$-	$-	$-	$-	$-	$-	$-	$-	$1,130,754
Cost of sales	782,070	7,646	(15,183)	-	-	-	-	-	-	-	774,533
Gross profit (loss)	354,010	(12,972)	15,183	-	-	-	-	-	-	-	356,221
Gross margin	31%	-1%	1%	0%	0%	0%	0%	0%	0%	0%	32%
Operating expenses:
Selling, general and administrative	143,073	-	(24,840)	(4,375)	-	-	-	-	-	-	113,858
SG&A as a % of sales	13%	0%	-2%	0%	0%	0%	0%	0%	0%	0%	10%
Research, development and engineering	48,850	-	(545)	-	-	-	-	-	-	-	48,305
RD&E as a % of sales	4%	0%	0%	0%	0%	0%	0%	0%	0%	0%	4%
Other operating expenses	36,438	-	-	-	(5,891)	(12,803)	(10,870)	(6,874)	-	-	-
Total operating expenses	228,361	-	(25,385)	(4,375)	(5,891)	(12,803)	(10,870)	(6,874)	-	-	162,163
Operating income (loss)	125,649	(12,972)	40,568	4,375	5,891	12,803	10,870	6,874	-	-	194,058
Operating margin	11%	-1%	4%	0%	1%	1%	1%	1%	0%	0%	17%
Interest expense	63,972	-	-	-	-	-	-	-	(3,524)	-	60,448
Loss (gain) on cost and equity investments, net	1,565	-	-	-	-	-	-	-	(1,565)	-	-
Other loss, net	10,853	-	-	-	-	-	-	-	-	-	10,853
Income (loss) before taxes	49,259	(12,972)	40,568	4,375	5,891	12,803	10,870	6,874	5,089	-	122,757
Provision (benefit) for income taxes	(37,828)	(4,541)	12,246	1,531	2,062	2,545	3,668	2,374	1,781	39,806	23,644
Effective tax rate	-77%	35%	30%	35%	0%	20%	34%	35%	35%		19%
Net income (loss)	$87,087	$(8,431)	$28,322	$2,844	$3,829	$10,258	$7,202	$4,500	$3,308	$(39,806)	$99,113

Diluted earnings (loss) per share	$2.72	$(0.26)	$0.88	$0.09	$0.12	$0.32	$0.22	$0.14	$0.10	$(1.24)	$3.09

Weighted average shares - Diluted	32,056	32,056	32,056	32,056	32,056	32,056	32,056	32,056	32,056	32,056	32,056

STATEMENT OF CONTINUING OPERATIONS GAAP TO NON-GAAP RECONCILIATION 2018 Q1

	GAAP	Adjustments									Non-GAAP
	Continuing Operations	LSA adjustment	Amortization of intangibles	IP related litigation	Strategic reorganization and alignment	Manufacturing alignment to support growth	Consolidation and optimization	Asset dispositions, severance and other	Debt / investment related charges	Tax Adjustment	Adjusted Continuing Operations

Sales	$292,426	$(695)	$-	$-	$-	$-	$-	$-	$-	$-	$291,731
Cost of sales	208,894	2,141	(3,716)	-	-	-	-	-	-	-	207,319
Gross profit (loss)	83,532	(2,836)	3,716	-	-	-	-	-	-	-	84,412
Gross margin	29%	-1%	1%	0%	0%	0%	0%	0%	0%	0%	29%
Operating expenses:
Selling, general and administrative	36,429	-	(6,898)	(321)	-	-	-	-	-	-	29,210
SG&A as a % of sales	12%	0%	-2%	0%	0%	0%	0%	0%	0%	0%	10%
Research, development and engineering	13,276	-	(39)	-	-	-	-	-	-	-	13,237
RD&E as a % of sales	5%	0%	0%	0%	0%	0%	0%	0%	0%	0%	5%
Other operating expenses	3,784	-	-	-	(2,054)	(513)	(575)	(642)	-	-	-
Total operating expenses	53,489	-	(6,937)	(321)	(2,054)	(513)	(575)	(642)	-	-	42,447
Operating income (loss)	30,043	(2,836)	10,653	321	2,054	513	575	642	-	-	41,965
Operating margin	10%	-1%	4%	0%	1%	0%	0%	0%	0%	0%	14%
Interest expense	15,595	-	-	-	-	-	-	-	(1,057)	-	14,538
Loss (gain) on cost and equity investments, net	(4,970)	-	-	-	-	-	-	-	4,970	-	-
Other loss, net	960	-	-	-	-	-	-	-	-	-	960
Income (loss) before taxes	18,458	(2,836)	10,653	321	2,054	513	575	642	(3,913)	-	26,467
Provision (benefit) for income taxes	5,374	(596)	2,256	67	427	144	120	172	(822)	(1,094)	6,048
Effective tax rate	29%	21%	21%	21%	0%	0%	21%	27%	21%		23%
Net income (loss)	$13,084	$(2,240)	$8,397	$254	$1,627	$369	$455	$470	$(3,091)	$1,094	$20,419

Diluted earnings (loss) per share	$0.40	$(0.07)	$0.26	$0.01	$0.05	$0.01	$0.01	$0.01	$(0.10)	$0.03	$0.63

Weighted average shares - Diluted	32,423	32,423	32,423	32,423	32,423	32,423	32,423	32,423	32,423	32,423	32,423

SALES GAAP TO NON-GAAP RECONCILIATION 2017 Q1

	GAAP					NON-GAAP

	(a)	LESS:				Adjusted
	Total	Discontinued	Continuing			Continuing
	Operations	Operations	Operations	Adjustments		Operations

Medical
Cardio & Vascular	$125,108	$1,624	$123,484	$2	(b)	$123,486
Cardiac & Neuromodulation	103,813	58	103,755	(2)	(b)	103,753
Advanced Surgical, Orthopedics & Portable Medical	105,146	76,995	28,151	(1,480)	(b)	26,671

Total Medical	334,067	78,677	255,390	(1,480)		253,910
Non-Medical	11,346	-	11,346	-		11,346

Total sales	$345,413	$78,677	$266,736	$(1,480)		$265,256

(a)	As previously reported in SEC filings prior to July 2018.
(b)	Net impact of LSA agreement.

SALES GAAP TO NON-GAAP RECONCILIATION 2017 Q2

	GAAP					NON-GAAP

	(a)	LESS:				Adjusted
	Total	Discontinued	Continuing			Continuing
	Operations	Operations	Operations	Adjustments		Operations

Medical
Cardio & Vascular	$132,231	$1,513	$130,718	$(1)	(b)	$130,717
Cardiac & Neuromodulation	106,185	12	106,173	-	(b)	106,173
Advanced Surgical, Orthopedics & Portable Medical	108,560	80,278	28,282	(673)	(b)	27,609

Total Medical	346,976	81,803	265,173	(674)		264,499
Non-Medical	15,743	-	15,743	-		15,743

Total sales	$362,719	$81,803	$280,916	$(674)		$280,242

(a)	As previously reported in SEC filings prior to July 2018.
(b)	Net impact of LSA agreement.

SALES GAAP TO NON-GAAP RECONCILIATION 2017 Q3

	GAAP					NON-GAAP

	(a)	LESS:				Adjusted
	Total	Discontinued	Continuing			Continuing
	Operations	Operations	Operations	Adjustments		Operations

Medical
Cardio & Vascular	$138,982	$1,270	$137,712	$(16)	(b)	$137,696
Cardiac & Neuromodulation	101,616	4	101,612	-	(b)	101,612
Advanced Surgical, Orthopedics & Portable Medical	107,581	75,866	31,715	(1,588)	(b)	30,127

Total Medical	348,179	77,140	271,039	(1,604)		269,435
Non-Medical	15,129	-	15,129	-		15,129

Total sales	$363,308	$77,140	$286,168	$(1,604)		$284,564

(a)	As previously reported in SEC filings prior to July 2018.
(b)	Net impact of LSA agreement.

SALES GAAP TO NON-GAAP RECONCILIATION 2017 Q4

	GAAP					NON-GAAP

	(a)	LESS:				Adjusted
	Total	Discontinued	Continuing			Continuing
	Operations	Operations	Operations	Adjustments		Operations

Medical
Cardio & Vascular	$140,473	$1,556	$138,917	$(12)	(b)	$138,905
Cardiac & Neuromodulation	116,735	-	116,735	-	(b)	116,735
Advanced Surgical, Orthopedics & Portable Medical	118,523	86,665	31,858	(1,556)	(b)	30,302

Total Medical	375,731	88,221	287,510	(1,568)		285,942
Non-Medical	14,750	-	14,750	-		14,750

Total sales	$390,481	$88,221	$302,260	$(1,568)		$300,692

(a)	As previously reported in SEC filings prior to July 2018.
(b)	Net impact of LSA agreement.

SALES GAAP TO NON-GAAP RECONCILIATION 2017 FISCAL YEAR

	GAAP					NON-GAAP

	(a)	LESS:				Adjusted
	Total	Discontinued	Continuing			Continuing
	Operations	Operations	Operations	Adjustments		Operations

Medical
Cardio & Vascular	$536,794	$5,963	$530,831	$(27)	(b)	$530,804
Cardiac & Neuromodulation	428,349	74	428,275	(2)	(b)	428,273
Advanced Surgical, Orthopedics & Portable Medical	439,810	319,804	120,006	(5,297)	(b)	114,709

Total Medical	1,404,953	325,841	1,079,112	(5,326)		1,073,786
Non-Medical	56,968	-	56,968	-		56,968

Total sales	$1,461,921	$325,841	$1,136,080	$(5,326)		$1,130,754

(a)	As previously reported in SEC filings prior to July 2018.
(b)	Net impact of LSA agreement.

SALES GAAP TO NON-GAAP RECONCILIATION 2018 Q1

	GAAP					NON-GAAP

	(a)	LESS:				Adjusted
	Total	Discontinued	Continuing			Continuing
	Operations	Operations	Operations	Adjustments		Operations

Medical
Cardio & Vascular	$138,348	$1,485	$136,863	$(11)	(b)	$136,852
Cardiac & Neuromodulation	108,910	-	108,910	-	(b)	108,910
Advanced Surgical, Orthopedics & Portable Medical	121,775	87,834	33,941	(684)	(b)	33,257

Total Medical	369,033	89,319	279,714	(695)		279,019
Non-Medical	12,712	-	12,712	-		12,712

Total sales	$381,745	$89,319	$292,426	$(695)		$291,731

(a)	As previously reported in SEC filings prior to July 2018.
(b)	Net impact of LSA agreement.

NET INCOME GAAP TO NON-GAAP RECONCILIATION 2017 Q1

	(a)	LESS:
	Total	Discontinued	Continuing
Net Income (Loss) Reconciliation *	Operations	Operations	Operations

Net income (loss) (GAAP)	$(4,339)	$(7,287)	$2,948
Adjustments:
Amortization of intangibles	7,746	728	7,018
Depreciation on held for sale assets	-	-	-
IP related litigation (SG&A)	245	-	245
Strategic reorganization and alignment (OOE)	-	-	-
Manufacturing alignment to support growth (OOE)	-	-	-
Consolidation and optimization expenses (OOE)	1,899	32	1,867
Acquisition and integration expenses (OOE)	3,133	-	3,133
Asset dispositions, severance and other (OOE)	2,957	29	2,928
Loss on cost/equity method investments	259	-	259
Loss on extinguishment of debt	1,013	-	1,013
LSA adjustments	-	2,051	(2,051)
Tax adjustments	-	-	-

Adjusted net income (loss) (Non-GAAP)	$12,913	$(4,447)	$17,360

Diluted earnings (loss) per share	$0.41	$(0.14)	$0.55

Weighted average shares outstanding - Diluted	31,685	31,685	31,685

(a)	As previously reported in SEC filings prior to July 2018.

*	Amounts shown are net of tax.

NET INCOME GAAP TO NON-GAAP RECONCILIATION 2017 Q2

	(a)	LESS:
	Total	Discontinued	Continuing
Net Income (Loss) Reconciliation *	Operations	Operations	Operations

Net income (loss) (GAAP)	$2,990	$(6,569)	$9,559
Adjustments:
Amortization of intangibles	7,815	731	7,084
Depreciation on held for sale assets	-	-	-
IP related litigation (SG&A)	595	-	595
Strategic reorganization and alignment (OOE)	-	-	-
Manufacturing alignment to support growth (OOE)	-	-	-
Consolidation and optimization expenses (OOE)	2,093	65	2,028
Acquisition and integration expenses (OOE)	2,037	-	2,037
Asset dispositions, severance and other (OOE)	727	57	670
Loss on cost/equity method investments	2,877	-	2,877
Loss on extinguishment of debt	608	-	608
LSA adjustments	-	1,791	(1,791)
Tax adjustments	-	-	-

Adjusted net income (loss) (Non-GAAP)	$19,742	$(3,925)	$23,667

Diluted earnings (loss) per share	$0.62	$(0.12)	$0.74

Weighted average shares outstanding - Diluted	31,982	31,982	31,982

(a)	As previously reported in SEC filings prior to July 2018.

*	Amounts shown are net of tax.

NET INCOME GAAP TO NON-GAAP RECONCILIATION 2017 Q3

	(a)	LESS:
	Total	Discontinued	Continuing
Net Income (Loss) Reconciliation *	Operations	Operations	Operations

Net income (loss) (GAAP)	$13,690	$(6,192)	$19,882
Adjustments:
Amortization of intangibles	7,840	737	7,103
Depreciation on held for sale assets	-	-	-
IP related litigation (SG&A)	1,128	-	1,128
Strategic reorganization and alignment (OOE)	-	-	-
Manufacturing alignment to support growth (OOE)	-	-	-
Consolidation and optimization expenses (OOE)	2,737	107	2,630
Acquisition and integration expenses (OOE)	1,106	-	1,106
Asset dispositions, severance and other (OOE)	563	17	546
Gain on cost/equity method investments	(1,239)	-	(1,239)
Loss on extinguishment of debt	506	-	506
LSA adjustments	-	2,242	(2,242)
Tax adjustments	-	-	-

Adjusted net income (loss) (Non-GAAP)	$26,331	$(3,089)	$29,420

Diluted earnings (loss) per share	$0.82	$(0.10)	$0.91

Weighted average shares outstanding - Diluted	32,173	32,173	32,173

(a)	As previously reported in SEC filings prior to July 2018.

*	Amounts shown are net of tax.

NET INCOME GAAP TO NON-GAAP RECONCILIATION 2017 Q4

	(a)	LESS:
	Total	Discontinued	Continuing
Net Income (Loss) Reconciliation *	Operations	Operations	Operations

Net income (loss) (GAAP)	$54,338	$(360)	$54,698
Adjustments:
Amortization of intangibles	7,854	737	7,117
Depreciation on held for sale assets	-	-	-
IP related litigation (SG&A)	876	-	876
Strategic reorganization and alignment (OOE)	3,829	-	3,829
Manufacturing alignment to support growth (OOE)	-	-	-
Consolidation and optimization expenses (OOE)	3,886	153	3,733
Acquisition and integration expenses (OOE)	926	-	926
Asset dispositions, severance and other (OOE)	475	119	356
Gain on cost/equity method investments	(880)	-	(880)
Loss on extinguishment of debt	164	-	164
LSA adjustments	-	2,347	(2,347)
Tax adjustments	(40,281)	(475)	(39,806)

Adjusted net income (loss) (Non-GAAP)	$31,187	$2,521	$28,666

Diluted earnings (loss) per share	$0.96	$0.08	$0.89

Weighted average shares outstanding - Diluted	32,383	32,383	32,383

(a)	As previously reported in SEC filings prior to July 2018.

*	Amounts shown are net of tax.

NET INCOME GAAP TO NON-GAAP RECONCILIATION 2017 FISCAL YEAR

Net Income (Loss) Reconciliation *	(a) Total Operations	LESS: Discontinued Operations	Continuing Operations

Net income (loss) (GAAP)	$66,679	$(20,408)	$87,087
Adjustments:
Amortization of intangibles	31,255	2,933	28,322
Depreciation on held for sale assets	-	-	-
IP related litigation (SG&A)	2,844	-	2,844
Strategic reorganization and alignment (OOE)	3,829	-	3,829
Manufacturing alignment to support growth (OOE)	-	-	-
Consolidation and optimization expenses (OOE)	10,615	357	10,258
Acquisition and integration expenses (OOE)	7,202	-	7,202
Asset dispositions, severance and other (OOE)	4,722	222	4,500
Loss on cost/equity method investments	1,017	-	1,017
Loss on extinguishment of debt	2,291	-	2,291
LSA adjustments	-	8,431	(8,431)
Tax adjustments	(40,281)	(475)	(39,806)

Adjusted net income (loss) (Non-GAAP)	$90,173	$(8,940)	$99,113

Diluted earnings (loss) per share	$2.81	$(0.28)	$3.09

Weighted average shares outstanding - Diluted	32,056	32,056	32,056

(a)	As previously reported in SEC filings prior to July 2018.

*	Amounts shown are net of tax.

NET INCOME GAAP TO NON-GAAP RECONCILIATION 2018 Q1

Net Income (Loss) Reconciliation *	(a) Total Operations	LESS: Discontinued Operations	Continuing Operations

Net income (loss) (GAAP)	$8,118	$(4,966)	$13,084
Adjustments:
Amortization of intangibles	9,304	907	8,397
Depreciation on held for sale assets	-	-	-
IP related litigation (SG&A)	254	-	254
Strategic reorganization and alignment (OOE)	2,779	1,152	1,627
Manufacturing alignment to support growth (OOE)	369	-	369
Consolidation and optimization expenses (OOE)	473	18	455
Acquisition and integration expenses (OOE)	-	-	-
Asset dispositions, severance and other (OOE)	489	19	470
Gain on cost/equity method investments	(3,926)	-	(3,926)
Loss on extinguishment of debt	835	-	835
LSA adjustments	-	2,240	(2,240)
Tax adjustments	1,021	(73)	1,094

Adjusted net income (loss) (Non-GAAP)	$19,716	$(703)	$20,419

Diluted earnings (loss) per share	$0.61	$(0.02)	$0.63

Weighted average shares outstanding - Diluted	32,423	32,423	32,423

(a)	As previously reported in SEC filings prior to July 2018.

*	Amounts shown are net of tax.

EBITDA GAAP TO NON-GAAP RECONCILIATION 2017 Q1

EBITDA and Adjusted EBITDA Reconciliation	(a) Total Operations	LESS: Discontinued Operations	Continuing Operations

Net income (loss) (GAAP)	$(4,339)	$(7,287)	$2,948
Adjustments:
Interest expense	28,893	10,526	18,367
Provision (benefit) for income taxes	144	(645)	789
Depreciation	13,628	4,258	9,370
Amortization	10,978	895	10,083

EBITDA	49,304	7,747	41,557
IP related litigation	377	-	377
Stock-based compensation (excluding OOE)	2,406	233	2,173
Strategic reorganization and alignment	-	-	-
Manufacturing alignment to support growth	-	-	-
Consolidation and optimization expenses	2,395	48	2,347
Acquisition and integration expenses	4,820	-	4,820
Asset dispositions, severance and other	4,556	29	4,527
Non-cash loss on cost/equity method investments	398	-	398
LSA adjustments	-	3,155	(3,155)

Adjusted EBITDA (Non-GAAP)	$64,256	$11,212	$53,044

(a)	As previously reported in SEC filings prior to July 2018.

EBITDA GAAP TO NON-GAAP RECONCILIATION 2017 Q2

EBITDA and Adjusted EBITDA Reconciliation	(a) Total Operations	LESS: Discontinued Operations	Continuing Operations

Net income (loss) (GAAP)	$2,990	$(6,569)	$9,559
Adjustments:
Interest expense	25,647	10,589	15,058
Provision for income taxes	1,126	871	255
Depreciation	13,813	4,455	9,358
Amortization	11,046	899	10,147

EBITDA	54,622	10,245	44,377
IP related litigation	915	-	915
Stock-based compensation (excluding OOE)	3,251	349	2,902
Strategic reorganization and alignment	-	-	-
Manufacturing alignment to support growth	-	-	-
Consolidation and optimization expenses	2,832	103	2,729
Acquisition and integration expenses	2,970	-	2,970
Asset dispositions, severance and other	1,118	90	1,028
Non-cash loss on cost/equity method investments	4,427	-	4,427
LSA adjustments	-	2,756	(2,756)

Adjusted EBITDA (Non-GAAP)	$70,135	$13,543	$56,592

(a)	As previously reported in SEC filings prior to July 2018.

EBITDA GAAP TO NON-GAAP RECONCILIATION 2017 Q3

EBITDA and Adjusted EBITDA Reconciliation	(a) Total Operations	LESS: Discontinued Operations	Continuing Operations

Net income (loss) (GAAP)	$13,690	$(6,192)	$19,882
Adjustments:
Interest expense	26,485	10,677	15,808
Benefit for income taxes	(1,700)	(1,252)	(448)
Depreciation	14,068	4,534	9,534
Amortization	11,051	906	10,145

EBITDA	63,594	8,673	54,921
IP related litigation	1,735	-	1,735
Stock-based compensation (excluding OOE)	2,149	108	2,041
Strategic reorganization and alignment	-	-	-
Manufacturing alignment to support growth	-	-	-
Consolidation and optimization expenses	3,143	164	2,979
Acquisition and integration expenses	2,267	-	2,267
Asset dispositions, severance and other	854	31	823
Non-cash gain on cost/equity method investments	(992)	-	(992)
LSA adjustments	-	3,450	(3,450)

Adjusted EBITDA (Non-GAAP)	$72,750	$12,426	$60,324

(a)	As previously reported in SEC filings prior to July 2018.

EBITDA GAAP TO NON-GAAP RECONCILIATION 2017 Q4

EBITDA and Adjusted EBITDA Reconciliation	(a) Total Operations	LESS: Discontinued Operations	Continuing Operations

Net income (loss) (GAAP)	$54,338	$(360)	$54,698
Adjustments:
Interest expense	25,435	10,696	14,739
Benefit for income taxes	(44,422)	(5,998)	(38,424)
Depreciation	14,575	4,760	9,815
Amortization	11,099	906	10,193

EBITDA	61,025	10,004	51,021
IP related litigation	1,348	-	1,348
Stock-based compensation (excluding OOE)	4,618	451	4,167
Strategic reorganization and alignment	5,891	-	5,891
Manufacturing alignment to support growth	-	-	-
Consolidation and optimization expenses	5,111	231	4,880
Acquisition and integration expenses	813	-	813
Asset dispositions, severance and other	522	158	364
Non-cash gain on cost/equity method investments	(868)	-	(868)
LSA adjustments	-	3,611	(3,611)

Adjusted EBITDA (Non-GAAP)	$78,460	$14,455	$64,005

(a)	As previously reported in SEC filings prior to July 2018.

EBITDA GAAP TO NON-GAAP RECONCILIATION 2017 FISCAL YEAR

EBITDA and Adjusted EBITDA Reconciliation	(a) Total Operations	LESS: Discontinued Operations	Continuing Operations

Net income (loss) (GAAP)	$66,679	$(20,408)	$87,087
Adjustments:
Interest expense	106,460	42,488	63,972
Benefit for income taxes	(44,852)	(7,024)	(37,828)
Depreciation	56,084	18,007	38,077
Amortization	44,174	3,606	40,568

EBITDA	228,545	36,669	191,876
IP related litigation	4,375	-	4,375
Stock-based compensation (excluding OOE)	12,424	1,141	11,283
Strategic reorganization and alignment	5,891	-	5,891
Manufacturing alignment to support growth	-	-	-
Consolidation and optimization expenses	13,349	546	12,803
Acquisition and integration expenses	10,870	-	10,870
Asset dispositions, severance and other	7,182	308	6,874
Non-cash loss on cost/equity method investments	2,965	-	2,965
LSA adjustments	-	12,972	(12,972)

Adjusted EBITDA (Non-GAAP)	$285,601	$51,636	$233,965

(a)	As previously reported in SEC filings prior to July 2018.

EBITDA GAAP TO NON-GAAP RECONCILIATION 2018 Q1

EBITDA and Adjusted EBITDA Reconciliation	(a) Total Operations	LESS: Discontinued Operations	Continuing Operations

Net income (loss) (GAAP)	$8,118	$(4,966)	$13,084
Adjustments:
Interest expense	26,445	10,850	15,595
Provision (benefit) for income taxes	4,091	(1,283)	5,374
Depreciation	14,621	4,658	9,963
Amortization	11,713	1,060	10,653

EBITDA	64,988	10,319	54,669
IP related litigation	321	-	321
Stock-based compensation (excluding OOE)	3,218	239	2,979
Strategic reorganization and alignment	3,492	1,438	2,054
Manufacturing alignment to support growth	513	-	513
Consolidation and optimization expenses	605	30	575
Acquisition and integration expenses	-	-	-
Asset dispositions, severance and other	667	25	642
Non-cash gain on cost/equity method investments	(4,970)	-	(4,970)
LSA adjustments	-	2,836	(2,836)

Adjusted EBITDA (Non-GAAP)	$68,834	$14,887	$53,947

(a)	As previously reported in SEC filings prior to July 2018.